--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

  Superior National Insurance Group                     STATEMENT NO.  6
                                                 FOR THE PERIOD FROM:  01-Sep-00
                                                                  TO:  30-Sep-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM
-------------------------------------

                                        ---------------------------------------------------------------------------------------
                                         DIP Payroll     DIP WCMA/MLIF    Pre-Petition      Pre-Petition        Pre-Petition
                                           Account          Account     Payroll Account   Operating Account   Operating Account
                                                                                             Imperial Bank    Bank of Bermuda
                                        ---------------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                                                   CLOSED 6/12/00    CLOSED 1/15/00      CLOSED 6/19/00
                                        ---------------------------------------------------------------------------------------
A. Total Receipts Per All Prior
   Interim Statements                   $4,963,764.71   $2,852,798.25     $127,139.07            $84.46           $45.84

B. Less: Total Disbursements Per
         All Prior Interim Statements   $4,591,820.57   $1,327,299.15     $127,139.87            $84.46           $45.84

                                        ---------------------------------------------------------------------------------------

C. Beginning Balance                      $271,964.14   $1,525,499.10           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                  $803,513.52       $7,970.50           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
E. Balance Available                    $1,075,477.66   $1,533,469.60           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                  $838,033.40     $134,425.50           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------
G. Ending Balance                         $237,444.26   $1,399,044.10           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------------

                                        -------------
                                         Pre-Petition
                                          Investment
                                           Account
                                        -------------
CASH ACTIVITY ANALYSIS                  CLOSED 1/31/00
                                        -------------
A. Total Receipts Per All Prior
   Interim Statements                      $12.16

B. Less: Total Disbursements Per
         All Prior Interim Statements      $12.16

                                        -------------

C. Beginning Balance                        $0.00

                                        -------------
D. Receipts During Current Period

   Per Attached Schedule                    $0.00

                                        -------------
E. Balance Available                        $0.00

                                        -------------
F. Less: Disbursements During Period

   Per Attached Schedule                    $0.00

                                        -------------
G. Ending Balance                           $0.00

                                        -------------

H. ACCOUNT INFORMATION

      (1)   DIP Payroll Account

            (a)   Depository Name and Location      Bank of America, 345
                                                    Montgomery Street, LL1,
                                                    San Francisco, CA 94104

            (b)   Account Number                    15818-20438

      (2)   DIP WCMA/MLIF Account

            (a)   Depository Name and Location      Merrill Lynch, 10 West
                                                    Second Street, #400,
                                                    Dayton, Ohio 45402

            (b)   Account Number                    77MO7W63

      (3)   Pre-Petition Payroll Account

            (a)   Depository Name and Location      Bank of America, 2049
                                                    Century Park East, 2nd
                                                    Floor, Los Angeles, CA 90067

            (b)   Account Number                    14173-04996 CLOSED 5/12/00

      (4)   Pre-Petition Operating Account

            (a)   Depository Name and Location      Imperial Bank, 226 Airport
                                                    Parkway, San Jose, CA 95110

            (b)   Account Number                    17-061-275 CLOSED 5/15/00

      (5)   Pre-Petition Operating Account

            (a)   Depository Name and Location      Bank of Bermuda, 6 Front
                                                    Street, Hamilton HM 11,
                                                    Bermuda

            (b)   Account Number                    1010-584560  CLOSED 5/19/00

      (6)   Pre-Petition Investment Acount

            (a)   Depository Name and Location      Bank of New York, 700
                                                    S Flower Street, 2nd
                                                    Floor, Los Angeles, CA 90017

            (b)   Account Number                    350776   CLOSED 5/31/00

Other Monies On Hand None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge:

Dated: 10/27/00                                        Signed: /s/ Alex Corbett
       --------                                                ----------------

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                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                                    DEBTOR IN POSSESSION INTERIM STATEMENT

 Superior National Insurance Group                      STATEMENT NO.  6
                                                 FOR THE PERIOD FROM:  01-Sep-00
                                                                  TO:  30-Sep-00
                               DEBTOR
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM
-------------------------------------

                                        ---------------------------------------------------------------------------------
                                         Pre-Petition    Pre-Petition      Pre-Petition     Pre-Petition     Pre-Petition
                                         MLIF Account      Monarch       Preemptive Rights    Operating        Equity
                                                        Funds Account     Holding Account   Account Chase      Account
                                        ---------------------------------------------------------------------------------
CASH ACTIVITY ANALYSIS                  CLOSED 6/6/00   CLOSED 6/6/00     CLOSED 6/15/00   CLOSED 5/15/00  CLOSED 5/15/00
                                        ---------------------------------------------------------------------------------
A. Total Receipts Per All Prior         $1,215,440.20         $173.00           $0.00             $0.00            $0.00
   Interim Statements

B. Less: Total Disbursements Per        $1,215.439.74         $173.00           $0.00             $0.00            $0.00
         All Prior Interim Statements
                                        ---------------------------------------------------------------------------------

C. Beginning Balance                            $0.46           $0.00           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                        $0.00           $0.00           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------
E. Balance Available                            $0.46           $0.00           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                        $0.00           $0.00           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------
G. Ending Balance                               $0.46           $0.00           $0.00             $0.00            $0.00

                                        ---------------------------------------------------------------------------------

                                        --------------------------------------
                                            Pre-Petition        Pre-Petition
                                         Concentration Acct   Accounts Payable
                                           Bank of America     Bank of America
                                        --------------------------------------
CASH ACTIVITY ANALYSIS                    CLOSED 6/15/00       CLOSED 6/15/00
                                        --------------------------------------
A. Total Receipts Per All Prior                       $0.00              $0.00
   Interim Statements

B. Less Total Disbursements Per                       $0.00              $0.00
         All Prior Interim Statements
                                        --------------------------------------

C. Beginning Balance                                  $0.00              $0.00

                                        --------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                              $0.00              $0.00

                                        --------------------------------------
E. Balance Available                                  $0.00              $0.00

                                        --------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                              $0.00              $0.00

                                        --------------------------------------
G. Ending Balance                                     $0.00              $0.00

                                        --------------------------------------

H. ACCOUNT INFORMATION

      (7)   Pre-Petition MLIF Account

            (a)   Depository Name and Location       Merrill Lynch, 10 West
                                                     Second Street, #400,
                                                     Dayton, OH 45402

            (b)   Account Number                     77M07K15 CLOSED 6/6/00

      (8)   Pre-Petition Monarch Funds Account

            (a)   Depository Name and Location       Imperial Bank-Monarch
                                                     Funds, PO Box 446,
                                                     Portland, ME 04112

            (b)   Account Number                     10-00054586-31-01
                                                              CLOSED 6/6/00

      (9)   Pre-Petition Preemptive Rights Holding
            Account

            (a)   Depository Name and Location       Imperial Bank-Monarch
                                                     Funds, PO Box 446,
                                                     Portland, ME 04112

            (b)   Account Number                     17-108-832 CLOSED 5/15/00

      (10)  Pre-Petition Operating Account

            (a)   Depository Name and Location       Chase Manhattan Bank, 4
                                                     Chase MetroTech Center,
                                                     18th Floor, Brooklyn, NY
                                                     11245

            (b)   Account Number                     910-2-66264 CLOSED 5/18/00

      (11)  Pre-Petition Equity Account

            (a)   Depository Name and Location       Chase Manhattan Bank, 4
                                                     Chase MetroTech Center,
                                                     18th Floor, Brooklyn, NY
                                                     11245

            (b)   Account Number                     910-2-662856 CLOSED 5/15/00

      (12)  Pre-Petition Concentration Account

            (a)   Depository Name and Location       Bank of America, 2049
                                                     Century Park East, 2nd
                                                     Floor, Los Angeles, CA
                                                     90067

            (b)   Account Number                     14173-04939 CLOSED 5/10/00

      (13)  Pre-Petition Accounts Payable Account

            (a)   Depository Name and Location       Bank of America, 2049
                                                     Century Park East, 2nd
                                                     Floor, Los Angeles, CA
                                                     90067

            (b)   Account Number                     77650-01167
                                                                CLOSED 5/15/00